                                                           File Nos. 333- , 811-

     As filed with the Securities and Exchange Commission on August 18, 1998

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933           [X]
                         Pre-Effective Amendment No. __                      [ ]

                        Post-Effective Amendment No. __                      [ ]

                                       and
       Registration Statement Under the Investment Company Act of 1940       [X]
                                Amendment No. ____                           [ ]


                        (Check appropriate box or boxes)
                       -----------------------------------

                              TIAA-CREF LIFE FUNDS
                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
             (Registrant's Exact Name, Address and Telephone Number)

                             Peter C. Clapman, Esq.
                              TIAA-CREF Life Funds
                                730 Third Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Steven B. Boehm, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                  Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration Statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), SHALL DETERMINE.

PROSPECTUS

DATED _________, 1999


                              TIAA-CREF LIFE FUNDS

                                STOCK INDEX FUND


         This prospectus contains important information about the TIAA-CREF Life Funds, mutual funds available only through the purchase of a variable annuity or other variable insurance contract issued by TIAA-CREF Life Insurance Company (TIAA-CREF Life). Please read this prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.


         The TIAA-CREF Life Funds currently offers the investment portfolio
(fund) listed below.


         The STOCK INDEX FUND seeks to increase the value of your investment over the long-term by investing in a diversified portfolio of common stocks selected to track the overall U.S. stock market, as represented by a broad stock market index.


         TIAA-CREF Life Insurance Company and the TIAA-CREF Life Funds are part of the TIAA-CREF group of companies.





These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

The Stock Index Fund -- In Brief..................................................................................3

Investment Objective and Principal Investment Strategies..........................................................4
                  Investment Objective............................................................................4
                  Principal Investment Strategies.................................................................4
                  The Russell 3000 Index..........................................................................5
                  Other Investments...............................................................................5

Fund Management...................................................................................................6

Related Fund Performance Information..............................................................................6

Pricing of Fund Shares............................................................................................7

Offering, Purchasing and Redeeming Shares.........................................................................7

Dividends, Distributions and Taxes................................................................................8

Financial Highlights Information..................................................................................8

General Matters...................................................................................................9


This prospectus outlines the terms of the fund. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn't rely on them.

         An investment in the Fund is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

         The TIAA-CREF Life Funds are mutual funds available only to separate accounts of TIAA-CREF Life Insurance Company (TIAA-CREF Life) to fund individual variable annuity or other variable insurance contracts (the contract). This prospectus describes the Stock Index Fund, the only investment portfolio (fund) currently offered by the TIAA-CREF Life Funds. Throughout this prospectus, "we" and "our" refer to the TIAA-CREF Life Funds or the Stock Index Fund. "You" and "your" means any contractowner or any prospective contractowner.

                         THE STOCK INDEX FUND - IN BRIEF

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

         The Stock Index Fund seeks to increase the value of your investment over the long-term by investing in a diversified portfolio of common stocks selected to track the overall U.S. stock market, as represented by a broad stock market index.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

         The Stock Index Fund attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000(R) index, an index consisting of the 3,000 largest publicly-traded U.S. corporations. The fund doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis, which means that a company may remain in the portfolio even if it performs poorly. We will, however, use certain techniques to attempt to slightly outperform the Russell 3000.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

         The Stock Index Fund's returns will fluctuate, so you could lose money on your investment. Normally, we expect that when the overall U.S. stock market is rising, the fund's value will rise, and when the stock market is falling, the fund's value will fall. Stock values will rise and fall in response to changes in overall market and economic conditions, and the financial condition of individual companies. Stocks in general are subject to the following types of risks:

         - Market risk -- price volatility due to changing conditions in the financial markets and, in some cases, changes in overall interest rates.

         - Financial risk -- the possibility that a company's current earnings will fall or that overall financial soundness will decline, reducing the stock's value.

         We also can't guarantee that the fund will be able to match the returns of the Russell 3000 or the stock market in general.

HOW HAS THE FUND PERFORMED?

         Because the fund has been operating only for a short time, we have not included past performance information for the fund. For a discussion of the performance of the TIAA Stock Index Account, an investment company managed by the same adviser as the fund, see the "Related Fund Performance Information" section of this prospectus.


            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         This section describes the Stock Index Fund's investment objective and the principal investment policies and techniques it uses to accomplish its objective. For a complete listing of the fund's policies and restrictions, see the SAI.

INVESTMENT OBJECTIVE

         The Stock Index Fund seeks to increase the value of your investment over the long-term by investing in a diversified portfolio of common stocks selected to track the overall U.S. stock market, as represented by a broad stock market index. There's no guarantee that the fund will meet this investment objective.

         We can change the fund's investment objective without a shareholder vote, although we'll notify you of any change if it is material.

PRINCIPAL INVESTMENT STRATEGIES

         The fund attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000 Index(R) (See "The Russell 3000 Index," below). The fund doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Russell 3000. We will, however, use proprietary quantitative scoring and trading techniques to attempt to slightly outperform the Russell 3000.

         We expect that in periods when the overall U.S. stock market is rising, the fund's net asset value will also rise, while in market declines, the fund's net asset value will likewise decline. We won't match the index precisely. However, we expect the fund to closely track the index. To ensure this, a correlation coefficient will be calculated daily using the fund's returns from the most recent 30 trading days and the index's returns for the same period. We expect the correlation coefficient usually to be above 0.99 and, in any case, never to fall below 0.98. If it approaches 0.98, we'll rebalance the portfolio--a process which involves realigning portfolio weights and/or adding more stocks to the fund's portfolio. Since the index's returns aren't reduced by operating or investment expenses, the fund may not be able to match the index because of the costs of buying and selling stocks and other expenses. However, we expect expenses to be low compared to an actively managed stock portfolio.

THE RUSSELL 3000 INDEX

         The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies account for about 98% of the total market capitalization of the publicly-traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $20 million to $240.14 billion, with an average of $3.42 billion as of December 31, 1997.

         The Frank Russell Company includes stocks in the index solely on their market capitalization and weights them by relative market value. The Frank Russell Company can change stocks and their weightings in the index. We'll adjust the fund's portfolio to reflect the changes as appropriate.

         The Russell 3000 is a trademark and service mark of the Frank Russell Company. The fund isn't promoted, endorsed, sponsored or sold by and isn't affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that the Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about the fund and makes no representations or warranties about its content.

         Using the Russell 3000 as the measure of the U.S. equity market isn't a fundamental investment policy, so we can substitute other indices without shareholder approval. We'll notify you, however, before making any change in the target index.

OTHER INVESTMENTS

         The fund can hold other investments in seeking to achieve its investment objective. These include:

         - investments whose return depends on stock market prices, such as stock index futures contracts, stock options and options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index;

         - investments with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities; and

         - short-term debt securities and other money market instruments, including those denominated in foreign currencies, for cash management purposes; and

         - options, futures contracts, options on futures, and other financial contracts. The fund will make these types of investments for cash management or hedging purposes, rather than for speculation.

For more information about these and other permitted fund investments and their risks, see the SAI.

                                 FUND MANAGEMENT

         Teachers Advisors, Inc. (Advisors) manages the Stock Index Fund's assets, under the supervision of the Board of Trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). Advisors is registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The personnel of Advisors who manage the fund also manage the investments of TIAA Separate Account VA-1 and TIAA-CREF Mutual Funds and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the investment accounts of the College Retirement Equities Fund (CREF).

         Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee of 0.30% of the average daily net assets of the Stock Index Fund for managing that fund. Advisors has voluntarily agreed to waive a portion of its fee, so that the current investment advisory charge is 0.07% of fund's average daily net assets.

         Advisors duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.


                      RELATED FUND PERFORMANCE INFORMATION

         The following table contains information about the historical performance of the TIAA Separate Account VA-1 Stock Index Account (the "TIAA Stock Index Account"), an existing stock index portfolio managed by Advisors, as of __________, 1998. The TIAA Stock Index Account is not a mutual fund; rather it funds a variable annuity contract. It has an investment objective, policies, strategies and risks substantially the same as those of the TIAA-CREF Life Funds' Stock Index Fund. The data is provided to illustrate the experience of Advisors' personnel in managing a substantially similar investment portfolio. It doesn't represent the performance of the Stock Index Fund described in this prospectus.

         These investment results are unaudited. They aren't intended to predict or suggest the returns that either the Stock Index Fund or TIAA Stock Index Account might experience in the future. The results are net of investment management and other operating expenses (including separate account charges) for the TIAA Stock Index Account. While the investment management expense charges are the same for both companies, no separate account charges are deducted at the fund level for the Stock Index Fund, although comparable charges will be deducted at the contract level.


=======================================================================================================================
TIAA Stock Index Account                         Average Annual Rates of                   Cumulative Rates of
                                                       Total Return                           Total Return
-----------------------------------------------------------------------------------------------------------------------
1 year

-----------------------------------------------------------------------------------------------------------------------
3 years

-----------------------------------------------------------------------------------------------------------------------
Since inception (11/1/94)
=======================================================================================================================


                             PRICING OF FUND SHARES

         We determine the net asset value (NAV) per share (share price) of a fund when trading closes on the New York Stock Exchange (usually 4 p.m.) on each day the exchange is open. We compute the fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.

         Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value", as determined in good faith by or under the direction of the TIAA-CREF Life Funds' Board of Trustees. We also may use fair value in certain other circumstances. For more information, see the SAI.


                    OFFERING, PURCHASING AND REDEEMING SHARES

         Shares of the Stock Index Fund are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are invested in the shares of the Stock Index Fund. The separate account purchases and redeems shares of the fund for net asset value without sales or redemption charges.

         For each day on which the fund's net asset value is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the fund at the fund's net asset value per share calculated as of that same day.

         For more information about investing in the fund, see the prospectus describing the contract, which can be obtained by calling us toll-free at [800 842-2733, extension 5509].

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The tax status of your investment in the fund depends upon your contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

         Shares in the Stock Index Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59 1/2.

         The fund expects to declare and distribute to its shareholders (i.e., separate accounts) substantially all of its net investment income and net realized capital gains. Normally, the fund will distribute dividends and capital gains annually. In addition, the fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

         All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.

         The fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. In addition, the fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.


                        FINANCIAL HIGHLIGHTS INFORMATION

         Because the fund has limited operating history, no financial highlights information is included in this prospectus. The [balance sheet][financial statements] for the fund [is] [are] in the SAI, which is available free upon request.

                                 GENERAL MATTERS
VOTING RIGHTS

         We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.

YEAR 2000 ISSUES

         Many computer software systems in use today cannot recognize the year 2000 and may revert to 1900 or some other date because of the way in which dates were encoded and calculated. The TIAA-CREF Life Funds could be adversely affected if its computer systems or those of its external service providers do not properly process and calculate date-related information and data on and after January 1, 2000. TIAA-CREF Life Funds, along with Advisors, have been actively working on necessary changes to its computer systems to prepare for the Year 2000 and have also obtained reasonable assurances from our service providers that they are taking comparable steps for their computer systems. However, the steps we are taking do not guarantee complete success or eliminate the possibility that interaction with outside computer systems may have an adverse impact on the TIAA-CREF Life Funds.

ELECTRONIC PROSPECTUSES

         If you received this or the contract prospectus electronically and would like a paper copies, please call [800 842-2733, extension 5509], and we will send paper copies to you.

HOUSEHOLDING

         To lower costs and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

[back cover]

IF YOU HAVE ANY QUESTIONS ABOUT THE TIAA-CREF LIFE FUND'S STOCK INDEX FUND OR THE VARIABLE CONTRACT, PLEASE CALL US AT 800 [223-1200].

More information about TIAA-CREF Life Funds can be found in the Statement of Additional Information (SAI) for the funds dated _________, 1999. When available, the TIAA-CREF Life Funds will also provide more information about its investments in its annual and semi-annual reports to shareholders. You can get copies of the SAI and annual and semi-annual reports without charge by calling [800-223-1200] or writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206. The SAI is "incorporated by reference" into this prospectus - - that means it's legally part of the prospectus.

Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) public reference room (1-800-SEC-0339) in Washington, D.C. The information is also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, DC 20549-6009.


_________, 1999

                                                       SEC File Nos. 333- , 811-

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

         This Statement of Additional Information (SAI) is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds' prospectus dated _________, 1999 (the prospectus). A copy of the prospectus may be obtained by writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling [800 842-2733, extension 5509]. Terms used in the prospectus are incorporated in this SAI.

                    The date of this SAI is _________, 1999.

TABLE OF CONTENTS

Investment Policies, Strategies and Restrictions.................................
Management of the Fund...........................................................
Control Persons..................................................................
Investment Advisory and Other Services...........................................
Fund History and Description of the Fund.........................................
Valuation of Assets..............................................................
Brokerage Allocation.............................................................
Performance Information..........................................................
Tax Status.......................................................................
Underwriters.....................................................................
Legal Matters....................................................................
Experts..........................................................................
Financial Statements.............................................................

         For purposes of this SAI, the term "fund" shall refer to the TIAA-CREF Life Funds' Stock Index Fund.


INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS

         The following information is intended to supplement the description of the investment objective and policies of the fund in the prospectus. Under the Investment Company Act of 1940, as amended (the 1940 Act), any of the fund's fundamental policies may not be changed without the vote of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The non-fundamental investment restrictions contained in "Non-Principal Investment Strategies and Risk Considerations" below, may be changed by the TIAA-CREF Life Funds' Board of Trustees at any time.

Fundamental Policies
--------------------

         The following restrictions are fundamental policies of the fund:

         1. The fund will not issue senior securities except as SEC regulations permit;

         2. The fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 9 below; and
                  (b) from banks (only in amounts not in excess of 33-1/3% of the market value of the fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the fund's total assets taken at market value at the time of borrowing);

         3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

         4. The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

         5. The fund will not invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

         6.       The fund will not purchase real estate or mortgages directly;

         7. The fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein;

         8. The fund will not make loans, except: (a) that the fund may make loans of portfolio securities not exceeding 33-1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations; and

         9. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation.


Non-Principal Investment Strategies and Risks
---------------------------------------------

General

         Besides equities, the fund can hold stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index, or swap arrangements where the return is linked to a recognized stock market index. The fund would make such investments in order to seek to match the total return of Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks. These are discussed below. Such investing by the fund is subject to any necessary regulatory approvals.

         The fund can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the fund can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the fund can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies.

         The fund can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.

         These investments and other fund investment strategies are discussed in detail below.

Options and Futures

         The fund can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission ("CFTC"). We do not intend to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

         Options and futures transactions may increase the fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

         Options. Option-related activities could include: (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

         A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

         The fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

         A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

         The fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the fund, the fund would realize a profit or loss on the transaction.

         In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the fund's portfolio of securities. To the extent that the fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the fund deals in any option.

         There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

         Futures. To the extent permitted by applicable regulatory authorities, the fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

         A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- the fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the fund usually will be liquidated in this manner, the fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

         Stock index futures may be used to hedge the equity investments of the fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

         Unlike the purchase or sale of a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

         There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the fund's portfolio securities or instruments sought to be hedged.

         Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts arid the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. ("Advisors"), the investment advisor for the fund, still may not result in a successful hedging transaction over a very short time period.

         The fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Firm Commitment Agreements and Purchase of "When-Issued" Securities

         The fund can enter into firm commitment agreements for the purchase of securities on a specified future date. We expect that these transactions will be relatively infrequent. When the fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See "Segregated Accounts," below.

Securities Lending

         Subject to investment restriction 8(a) (relating to loans of portfolio securities) set forth above, the fund may lend its securities to brokers and dealers that are not affiliated with TIAA-CREF Life Insurance Company, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least [102%] of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Illiquid Securities

         The fund can invest up to 15 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

Repurchase Agreements

         Repurchase agreements are one of several short-term vehicles the fund can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

         Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

         If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions

         The fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

         By entering into a swap transaction, the fund may be able to protect the value of a portion of its portfolio against declines in market value. The fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. The fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return the fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

         While the fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that the fund will succeed when pursuing its contractual remedies. To minimize the fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent the fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

         Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See "Illiquid Securities" above.

         To the extent that there is an imperfect correlation between the return the fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

Segregated Accounts

         In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the fund incurs an obligation to make payments in the future, the fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.

Investment Companies

         The fund can invest up to 10 percent of its assets in other investment companies.

Borrowing

         The fund can borrow money from banks (no more than 33-1/3 percent of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the fund. It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing). See "Fundamental Policies" above.

Other Investment Techniques and Opportunities

         The fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio.

Portfolio Turnover
------------------

         The transactions the fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund's shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

         The fund does not have a fixed policy on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short term investment against the gains anticipated from such transactions.

MANAGEMENT OF THE FUND

The Board
---------

         A Board of Trustees (the Board) oversees the TIAA-CREF Life Funds' business affairs and is responsible for major decisions about its investment objective and policies. The Board delegates the day-to-day management of the fund to Advisors and its officers (see below). The Board meets periodically to review the fund's activities, contractual arrangements with companies that provide services to the fund, and the performance of the investment portfolio.

[THE FOLLOWING IS TENTATIVE; TRUSTEES AND OFFICERS TO BE
DETERMINED]

Trustees and Officers of the TIAA-CREF Life Funds
-------------------------------------------------


                                                             POSITION(S) HELD
NAME AND ADDRESS*                             AGE            WITH REGISTRANT         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                              ---            ----------------        -------------------------------------------
Laurence W. Franz                             58             Trustee                 Vice President, Business and Finance, and
Canisius College                                                                     Treasurer, Canisius College
2001 Main Street
Buffalo, New York 14208

Jeanmarie C. Grisi                            39             Trustee                 Treasurer, Carnegie Corporation of New York
Carnegie Corporation of New York
437 Madison Avenue
New York, New York 10022

Richard M. Norman                             53             Trustee                 Vice President for Administration and
Rutgers University                                                                   Associate Treasurer, Rutgers, The State
Old Queens Building, Room 101                                                        University of New Jersey
Somerset-George Street
New Brunswick, New Jersey 08903

Thomas G. Walsh**                             56             Chairman of the         President, Teachers Personal Investors
                                                             Board and               Services, Inc. ("TPIS"), since February 1994,
                                                             President               and Executive Vice President, TIAA and
                                                                                     CREF

John M. McCormack                             54             Trustee and             Executive Vice President, TIAA and CREF,
                                                             Executive Vice          since November 1983 and President, TIAA-
                                                             President               CREF Enterprises, since June 1998

Richard L. Gibbs                              51             Executive Vice          Executive Vice President, TIAA, CREF,
                                                             President               TIAA-CREF Investment Management, LLC
                                                                                     ("Investment Management") and TIAA-CREF
                                                                                     Individual & Institutional Services, Inc.
                                                                                     ("Services"), since 1993

Peter C. Clapman                              62             Senior Vice             Senior Vice President and Chief Counsel,
                                                             President,              Investments, TIAA and CREF
                                                             Secretary and
                                                             Chief Counsel,
                                                             Investments

Richard J. Adamski                            56             Vice President          Vice President and Treasurer, Investment
                                                             and Treasurer           Management and Services, since January 1992
                                                                                     and TPIS, since 1994, and Vice President and
                                                                                     Treasurer, TIAA and CREF


------------------------
 * The address for all officers of the TIAA-CREF Life Funds is 730 Third Avenue, New York, New York 10017-3206.

** This Trustee is or may be an "interested person" within the meaning of the Investment Company Act of 1940.

Compensation of Trustees
------------------------

         Trustees who are not active officers of Teachers Insurance and Annuity
Association (TIAA) each receive $[ ] per year, plus $[     ] for each meeting of
the Board of Trustees attended. Trustees who are active officers of TIAA do not receive any additional compensation for their services as Trustees. (See "Advisors and TIAA" below). The following table sets forth the compensation paid by the TIAA-CREF Life Funds to Trustees for the year ended December 31, 1997:
[THE FOLLOWING WILL BE COMPLETED BY AMENDMENT]


             (1)                        (2)                        (3)                        (4)                       (5)
                                     Aggregate                                             Estimated
                                   Compensation           Pension or Retirement             Annual                     Total
       NAME OF PERSON,            From TIAA-CREF           Benefits Accrued As           Benefits Upon           Compensation From
          POSITION                  Life Funds            Part of Fund Expenses           Retirement             Fund Complex**
          --------                  ----------            ---------------------           ----------             --------------
Laurence W. Franz,                    $[    ]                     $-0-                       $-0-                     $[   ]
Trustee

Jeanmarie C. Grisi,                    $-0-*                      $-0-                       $-0-*                     $-0-
Trustee

Richard M. Norman,                    $[    ]                     $-0-                       $-0-                     $[   ]
Trustee


* Ms. Grisi has declined to accept compensation for her services.
** For purposes of this information, the Fund Complex consists of the TIAA-CREF Life Funds and TIAA Separate Account VA-1.

CONTROL PERSONS

         Teachers Insurance and Annuity Association (TIAA), as the contributor of the initial capital for the fund, owned 100% of the shares of the fund as of December 31, 1998.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services
----------------------------

         As explained in the prospectus, investment advisory services and related services for the TIAA-CREF Life Funds are provided by personnel of Advisors, which is registered under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the TIAA-CREF Life Funds, subject to the direction and control of the TIAA-CREF Life Funds' Board of Trustees. Advisers' will perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for portfolio accounting, custodial, and related services for the assets of the TIAA-CREF Life Funds.

         As described in the prospectus, the investment management agreement between Advisors and the TIAA-CREF Life Funds provides for payment of an investment advisory fee of 0.30% of assets annually for managing the Stock Index Fund. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the Stock Index Fund is made at an annual rate of 0.07% for expenses related to the management of the assets of the Stock Index Fund.

         For the year ended December 31, 1998, the TIAA-CREF Life Funds paid investment advisory fees of $___________. These fees reflect the waiver by Advisors of $____________ of its investment advisory fee.

Advisors and TIAA
-----------------

         Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the world, based on assets under management. TIAA-CREF serves approximately two million people at about 8,050 institutions. As of June 30, 1998, TIAA's assets were approximately $93 billion; the combined assets for TIAA and CREF totalled approximately $213 billion (although CREF doesn't stand behind TIAA's guarantees).

         TIAA holds all of the shares of TIAA Holdings, Inc., which in turn holds all the shares of Advisors, TIAA-CREF Life Insurance Company, and Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Life Funds and the TIAA-CREF Life Insurance Company variable annuity contracts funded by the TIAA-CREF Life Funds. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to the College Retirement Equities Fund, TIAA's companion organization. All of the foregoing are affiliates of the TIAA-CREF Life Funds and Advisors.

Custodian
---------

         The custodian for the assets of the fund is Bankers Trust Company 16 Wall Street, New York, New York 10015.

Administrative Services
-----------------------

         Teachers Advisors has retained State Street Bank & Trust Company ("State Street") to provide the TIAA-CREF Life Funds with certain administrative services, including preparation of each fund's federal, state and local tax returns, preparation of fund financial information, and various other administrative services. [Advisors, not the TIAA-CREF Life Funds, has agreed to pay State Street a fee for such services.] State Street is located at 225 Franklin Street, Boston, Massachusetts 02209.

Auditors
--------

         The financial statements of TIAA-CREF Life Funds are audited by Ernst & Young LLP.

FUND HISTORY AND DESCRIPTION OF THE FUND

         TIAA-CREF Life Funds is a Delaware business trust organized on August 13, 1998, and is registered with the U.S. Securities and Exchange Commission
(SEC) as a diversified "open-end" management investment company. It currently has only one investment portfolio, the Stock Index Fund (fund). As a Delaware business trust, the fund's operations are governed by its Declaration of Trust dated August 13, 1998 (the Declaration). A copy of the fund's Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

Shareholders Meetings and Voting Rights
---------------------------------------

         Under the Declaration, the TIAA-CREF Life Funds are not required to hold annual meetings to elect Trustees or for other purposes, and therefore, we do not anticipate that the fund will hold shareholders' meetings unless required by law. The TIAA-CREF Life Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the

Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Life Funds.

         With regard to matters for which the Investment Company Act of 1940 requires a shareholder vote, the separate account which issues the variable contracts funded by the TIAA-CREF Life Funds (the Separate Account), as the legal owner of the TIAA-CREF Life Funds shares, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the Separate Account. Shares held by the Separate Account for which no instructions are received are generally voted by the Separate Account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate prospectus, which accompanies this prospectus, describing your contract and the Separate Account, for more information on your voting rights.

Shares
------

         The fund is authorized to issue an unlimited number of shares of beneficial interest in the fund, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the fund's investment portfolios. There is currently one series of shares and one investment portfolio.

         Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

         Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

         Teachers Insurance and Annuity Association of America (TIAA) provided
the initial capital for the fund by purchasing $[          ] of shares in the
Stock Index Fund. Such shares were acquired for investment and can only be disposed of by redemption.

Additional Portfolios
---------------------

         The TIAA-CREF Life Funds currently consists of a single investment portfolio, or fund. Pursuant to the Declaration, the Trustees may establish additional investment funds (technically "series" of shares).

VALUATION OF ASSETS

         The assets of the TIAA-CREF Life Funds are valued as of the close of each valuation day in the following manner:

Equity Securities
-----------------

         Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

         Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities which are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

         Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

         Equity securities traded in the United States may be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially effecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the fund's net asset value is calculated.

Money Market Instruments
------------------------

         Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type). Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

Options
-------

         Portfolio investments underlying options are valued as described above. Stock options written by the fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the fund's net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

         For example, when the fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

         A premium paid on the purchase of a put will be deducted from the fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

         Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for Which Market Quotations Are Not Readily Available
-----------------------------------------------------------------

         Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Board of Trustees.

BROKERAGE ALLOCATION

         Advisors is responsible for decisions to buy and sell securities for the fund as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for TIAA Separate Account VA-1, TIAA-CREF Mutual Funds or any other investment account that it may be managing, or at the same time as for a CREF account or other account that it may also be managing on behalf of Investment Management, the other investment adviser affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

         Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

         Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services.

         Research or services obtained for the fund may be used by personnel of Advisors in managing other investment company accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the fund.

PERFORMANCE INFORMATION

         From time to time, we will advertise the total return and average annual total return of the fund. Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.

         Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the fund's performance will include the fund's average annual total return for one-, five- and ten-year periods (and occasionally other periods as well).

         All performance figures are based on past investment results. They aren't a guarantee that the fund will perform equally or similarly in the future. Write or call us for current performance figures for the fund.

Calculation of Performance Data
-------------------------------

         We may quote the fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

Total Return Calculations
-------------------------

         Total returns quoted in advertising reflect all aspects of the fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

                                P (1 + T)n = ERV

          where:           P        =    the hypothetical initial payment
                                    T    =  average annual total return
                                    n    =  number of years in the period
                           ERV           =  ending redeemable value of the
                                            hypothetical payment made at the
                                            beginning of the one-, five-, or
                                            10-year period at the end of the
                                            one-, five-, or 10-year period (or
                                            fractional portion thereof).

For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         In addition to average annual returns, we may quote the fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Performance Comparisons
-----------------------

         Performance information for the fund may be compared in advertisements, sales literature, and reports to Shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) Frank Russell Co. Inc. indices, (2) the S&P 500, (3) the Dow Jones Industrial Average ("DJIA"), (4) Lipper Analytical Services, Inc. Mutual Fund Performance

Analysis Reports and the Lipper General Equity Funds Average, (5) Money Magazine Fund Watch, (6) Business Week's Mutual Fund Scoreboard, (7) SEI Funds Evaluation Services Equity Fund Report, (8) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (9) Value Line Composite Average (geometric), (10) Wilshire Associates indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation),
(12) Morningstar, Inc., and (13) VARDS. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

         The performance of the fund also may be compared to other indices or averages that measure performance of a pertinent group of securities. You should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.

         We may also advertise ratings or rankings the fund receives from various rating services and organizations, including but not limited to any organization listed above.

         The fund is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the fund literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the fund or the separate account contractowners into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index.
FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

Illustrating Compounding, Tax Deferral, and Expense Deductions
--------------------------------------------------------------

         We may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the TIAA-CREF Life Funds. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

         We may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the TIAA-CREF Life Funds' expense charges to those of other investment products.

Net Asset Value
---------------

         Charts and graphs using the fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return.

Moving Averages
---------------

         We may illustrate the fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

TAX STATUS

         Although the TIAA-CREF Life Funds are organized as a Delaware business trust, neither the TIAA-CREF Life Funds nor the fund will be subject to any corporate excise or franchise tax in the State of Delaware, nor will it be liable for Delaware income taxes provided that the fund and any additional fund added qualifies as a "regulated investment company" ("RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the fund or any additional fund so qualifies and distributes all of its income and capital gains, it will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

         The fund intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) the fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level; and (c) the fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.

         If, in any taxable year, the fund should not qualify as a RIC under the
Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

         The fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its net capital gains (as of the twelve months ended October 31), in order to avoid a federal excise tax. The fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to the funds's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31.

         A distribution of net capital gains reflects the fund's excess of net long-term gains over its net short-term losses. The fund must designate income dividends and distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the fund's taxable year.

         At the time of a share purchase, the fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long term capital gain, any loss realized on the sale of such shares during the six month period would be a long term loss to the extent of such distribution.

         This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Shareholders should consult their tax advisers to determine the tax treatment of an investment by him or her in any fund.

UNDERWRITERS

         The shares of the TIAA-CREF Life Funds are offered continuously by Teachers Personal Investors Services, Inc. (TPIS), which is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the shares of the fund. No commissions are paid in connection with the distribution of the shares of the TIAA-CREF Life Funds.


LEGAL MATTERS

         All matters of applicable state law have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan LLP, Washington, D.C.

EXPERTS

         The financial statements of the TIAA-CREF Life Funds included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER INFORMATION

         This Statement of Additional Information and the Prospectus for the fund do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which the fund has filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS
         [TO BE FILED BY AMENDMENT]

PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

         (a)      Declaration of Trust

         (b)      N/A

         (c)      N/A

         (d)      Investment advisory contract*

         (e)      [Underwriting agreement between Registrant and TPIS*]

         (f)      [Bonus or Profit Sharing Contracts*]

         (g)      Custodian agreement*

         (h)      (1)      Contracts with State Street Bank*
                  (2)      Participation Agreement with TIAA-CREF Life Separate
                           Account VA-1*

         (i)      Opinion and Consent of Charles H. Stamm, Esq.*

         (j)      (1)      Consent of Sutherland, Asbill & Brennan LLP*
                  (2)      Consent of Ernst & Young LLP*

         (k)      N/A

         (l)      Seed Money Agreement*

         (m)      N/A

         (n)      Financial Data Schedule*

         (o)      N/A
         ----------

* To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Teachers Insurance and Annuity Association (TIAA)
         College Retirement Equities Fund

         The following companies are subsidiaries of Teachers Insurance and Annuity Association (TIAA) and are included in the consolidated financial statements of TIAA:

AIC Properties, Inc.
BT Properties, Inc.
Chesapeake Investors, Inc.
College Credit Trust
Country Commons Doylestown Trust
Country Commons Joint Venture Trust
DAN Properties, Inc.
Illinois Teachers Properties, LLC
JV California Two, Inc.
JV California Three, Inc.
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Indiana Three, Inc.
JV Maryland One, Inc.
JV Michigan One, Inc.
JV Michigan Two, Inc.
JV Michigan Three, Inc.
JV Minnesota One, Inc.
JV Missouri One, Inc.
JV North Carolina One, Inc.
JV Virginia One, Inc.
JV Virginia Two, Inc.
JV Virginia Three, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Macallister Holdings, Inc.
Mass. Norwood Properties, Inc.
Minnesota Teachers Realty Corp.
MN Properties, Inc.
M.O.A. Enterprises, Inc.
MRC Properties, Inc.
ND Properties, Inc.
Reserve Management, Inc.
Rouse-Teachers Properties, Inc.
Savannah Teachers Properties, Inc.
T-Investment Properties Corp.
T-Land Corp.
T-Las Colinas Towers Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, Inc.
Teachers REA II, LLC
Teachers Realty Corporation
TED-NP, LLC
Tethys Slu, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-Fund Equities, Inc.
TIAA Holdings, Inc.
TIAA Realty, Inc.
TPI Housing, Inc.
Washington Teachers Properties I, Inc.
Washington Teachers Properties II, Inc.
Windermere Goshen Trust
Windermere Place Joint Venture Trust
WRC Properties, Inc.
730 Properties, Inc.
730 Cal Hotel Properties I, Inc.
730 Cal Hotel Properties II, Inc.
730 Georgia Hotel Properties I, Inc.
730 Mass. Holding I, Inc.
730 Mass. Hotel Properties I, Inc.
730 Minn. Holding I, Inc.
730 Minn. Hotel Properties I, Inc.
730 MO Hotel Properties I, Inc.
730 Penn. Hotel Properties I, Inc.
TEO-NP, LLC
TIAA-CREF Investment Management, LLC
485 Properties, LLC

         (1) All subsidiaries of TIAA are Delaware corporations except as follows:

                  A) Teachers Realty Corporation and Liberty Place Retail, Inc. are Pennsylvania corporations.

                  B) Minnesota Teachers Realty Corporation is a Minnesota corporation.

                  C)       All Trusts are Pennsylvania business trusts.

                  D)       TIAA-CREF Life Insurance Company is a New York
                           Corporation.

         (2) All subsidiaries are 100%-owned directly by TIAA, except as follows:

                  A) TCT Holdings, Inc., Teachers Personal Investors Services, Inc., Teachers Advisors, Inc., Macallister Holdings, Inc. and TIAA-CREF Life Insurance Company are 100%-owned by TIAA Holdings, Inc.

                  B) TIAA-CREF Trust Company, FSB is 100% owned by TCT Holdings, Inc.

                  C) M.O.A. Enterprises, Inc., Teachers Properties, Inc., 730 Properties, Inc., T-Investment Properties Corp. and T-Land Corp. are 100% owned by Macallister Holdings, Inc.

                  D) Chesapeake Investors, Inc. is 95%-owned by Teachers Properties, Inc. and 5%-owned by The Rouse Company. Rouse-Teachers Properties, Inc. is 100%-owned by Chesapeake Investors, Inc.

                  E)       TPI Housing, Inc. is 100%-owned by Teachers
                           Properties, Inc.

                  F) 730 Cal Hotel Properties I, Inc., 730 Cal Hotel Properties II, Inc., 730 Georgia Hotel Properties I, Inc., 730 Mass Holding I, Inc., 730 Minn. Holding I, Inc., 730 MO Hotel Properties I, Inc., 730 Penn Hotel Properties I, Inc. are 100%-owned by 730 Properties, Inc.

                  G) 730 Minn. Hotel Properties I, Inc. is 100% owned by 730 Minn. Holding I, Inc.

                  H) 730 Mass. Hotel Properties I, Inc. is 100% owned by 730 Mass. Holding I, Inc.

         (3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

                  A) Teachers Advisors, Inc., which provides investment advice for the Registrant.

                  B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant.

                  C) TIAA-CREF Investment Management, LLC, which provides investment advice for College Retirement Equities Fund.

                  D) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.

                  E) Reserve Management, Inc., which is intended to be used by TIAA as a vehicle for short-term borrowing.

                  F) TCT Holdings, Inc., which is a unitary thrift holding company, was formed for the sole purpose of holding stock of a federal chartered savings bank.

                  G) TIAA-CREF Life Insurance Company, which is a subsidiary life insurance company of TIAA, is licensed under the State of New York to market certain life insurance products not currently offered by TIAA.

                  H) TIAA-CREF Trust Company, FSB which is a federal chartered savings bank.


ITEM 25.  INDEMNIFICATION

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated August 13, 1998 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Teachers Advisors, Inc. (Advisors) also provides investment management service to TIAA-CREF Mutual Funds and TIAA Separate Account VA-1. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC (Investment Management) and are employees of TIAA. John Biggs is also a trustee of TIAA, CREF, TIAA-CREF Individual & Institutional Services, Inc. (Services) and Investment Management, and a director of Teachers Personal Investor Services, Inc. (TPIS). He is Chief Executive Officer of TIAA and CREF. Martin L. Leibowitz is a trustee of TIAA, CREF and Investment Management. He is Vice Chairman and Chief Investment Officer of CREF and TIAA.

Charles Stamm is a trustee of Investment Management and Services, and a director of TPIS. He is General Counsel of CREF and TIAA. Richard Adamski is also Treasurer of TPIS and Services. Richard Gibbs is also Executive Vice President of TPIS and Services. The principal business address of Investment Management, Services and TPIS is 730 Third Avenue, New York, NY 10017-3206.


ITEM 27.  PRINCIPAL UNDERWRITER

         Teachers Personal Investors Services, Inc. ("TPIS") may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

------------------------------------------------------------------------------------------------------------------------------
                             Net Underwriting           Compensation on
        Name of                Discounts and            Redemption and             Brokerage                 Other
       Principal                Commissions               Repurchase              Commissions             Compensation
      Underwriter
------------------------------------------------------------------------------------------------------------------------------
Teachers                            N/A                       N/A                     N/A           [to be completed]
Personal
Investor
Services, Inc.
------------------------------------------------------------------------------------------------------------------------------


ITEM 28.  LOCATION OF TIAA-CREF LIFE FUNDS' ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, Bankers Trust Company, 16 Wall Street, New York, New York 10015. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

ITEM 29.  MANAGEMENT SERVICES

         State Street Bank and Trust Company, a Massachusetts trust company ("State Street") will provide certain management-related services to the Registrant pursuant to an agreement between the Registrant, State Street and Advisors, the investment advisor to the Registrant. Under the agreement, State Street will, among other things, keep the Registrant's books of account and compute the net asset value per share of the outstanding shares of each of the Registrant's portfolio. These services will be rendered pursuant to instructions received by State Street from Advisors or the Registrant in the ordinary course of business.

ITEM 30.  UNDERTAKINGS

         Registrant undertakes to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if TIAA-CREF Life Fund raises its initial capital pursuant to Section 14(a)(3) of the Investment Company Act of 1940.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, TIAA-CREF Life Funds, has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 18th day of August, 1998.

                                                     TIAA-CREF LIFE FUNDS


                                                     By:    /s/ Peter C. Clapman
                                                            -------------------
                                                     Name:  Peter C. Clapman
                                                     Title: President


         Pursuant to the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Peter C. Clapman                          Date:  August 18, 1998
------------------------
Name:  Peter C. Clapman
Title: Trustee, President


/s/ Lisa Snow                                 Date:  August 18, 1998
------------------------
Name:  Lisa Snow
Title: Trustee, Secretary

EXHIBIT INDEX

Exhibit Number    Description

         (1)      Declaration of Trust